SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 29, 2014

HONDO MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54326	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4732 Tennessee St.
Chloride, AZ 86431
(Address of principal executive offices)

(928) 565-3093

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment

On May 29, 2014, in consideration of the incapcity  of William Miertschin, the Corporation’s current President and Chief Executive Officer, and pursuant to the authority granted to the Corporation by Article 2, Section 4 of the Corporation’s Bylaws and Sections 78.130 and 78.138 of the Nevada Revised Statutes, the Board of Directors of the Corporation has appointed Chris Larson, the Corporation’s current Chief Financial Officer and a Director (“Mr. Larson”), to act as the Corporation’s interim Chief Executive Officer (the “Interim CEO”) and interim President (the “Interim President”) until such time that a qualified successor can be duly appointed.

Mr. Larson has accepted such appointment. The biography for Mr. Larson was filed with the Securities & Exchange Commission as part of the Corporation’s Current Report on Form 8-K as filed on December 12, 2011 and is incorporated by reference herein.

Resignation

Effective May 29, 2014, Mr. J.C. “Skip” Headen resigned from his position as a Director of the Corporation. The resignation of Mr. Headen is the result of a disagreement with the Corporation’s former Chief Executive Officer, William Miertschin, regarding certain matters that may not have been in the best interest of the Corporation and its shareholders.

ITEM 8.01	OTHER EVENTS

Pursuit of Legal Action

The Corporation has determined that Crowncorp Investments Corporation, a Texas corporation (“Crowncorp”), is in direct breach of the terms and conditions of: 1) the Letter of Intent (the “LOI”) entered into April 25, 2013, by and between the Corporation and Crowncorp; and 2) the Addendum to the LOI (the “Addendum”) entered into April 30, 2013 (the LOI and Addendum are hereinafter collectively referred to as the “Acquisition Agreements”), for failure to close the Acquisition Agreements within six (6) months of execution.

As a result of the breach of the Acquisition Agreements, the Corporation intends to pursue all rights and remedies available at law and/or in equity to enforce the obligations as set forth in the Acquisition Agreements, including but not limited to the break-up fee of $2,000,000 (the “Break-Up Fee”) to be paid by Crowncorp.

The foregoing summary description of the terms of the LOI and Addendum may not contain all information that is of interest. For further information regarding the terms and conditions of the LOI and Addendum, reference is made to the LOI and Addendum, which were filed as Exhibits 10.1 and 10.2 to Form 8-K filed on May 2, 2013, and incorporated by reference herein.

Corporate Address Change

The Company has changed its principal executive office address to 4732 Tennessee Street, Chloride, Arizona 86431. The Company also changed its telephone number to (928) 565-3093.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HONDO MINERALS CORPORATION

Date: May 29, 2014	By:	/s/ Chris Larson
Name: Chris Larson
Title: Interim President, Interim Chief Executive Officer, and Chief Financial Officer